EXHIBIT 11
                    U S WEST COMMUNICATIONS GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                        Three Months Ended
                                                             June 30,
                                                        1997         1996
EARNINGS PER COMMON SHARE                             ---------    ---------

Net income for per share calculation               $    332,235 $    323,958
                                                      =========    =========
Weighted average common shares
  outstanding                                           482,542      476,803
                                                      =========    =========

Earnings per common share                          $       0.69 $       0.68
                                                      =========    =========



                                                        Six Months Ended
                                                             June 30,
                                                        1997         1996
EARNINGS PER COMMON SHARE                             ---------    ---------

Income before cumulative effect of
  change in accounting principle                   $    671,605 $    618,253

Cumulative effect of change in
  accounting principle - net of tax                           -       34,158
                                                      ---------    ---------
Net income for per share calculation               $    671,605 $    652,411
                                                      =========    =========

Weighted average common shares
  outstanding                                           481,945      475,929
                                                      =========    =========

Income before cumulative effect of
  change in accounting principle                   $       1.39 $       1.30

Cumulative effect of change in
  accounting principle - net of tax                          -          0.07
                                                      ---------    ---------
Earnings per common share                          $       1.39 $       1.37
                                                      =========    =========


EXHIBIT 11
                    U S WEST COMMUNICATIONS GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                        Three Months Ended
                                                             June 30,
EARNINGS PER COMMON AND COMMON                          1997         1996
  EQUIVALENT SHARE:                                   ---------    ---------

Net income for per share calculation               $    332,235 $    323,958
                                                      =========    =========
Weighted average common shares
  outstanding                                           482,542      476,803

Incremental shares from assumed
  exercise of stock options                               1,956        1,658
                                                      ---------    ---------
     Total common shares                                484,498      478,461
                                                      =========    =========
Earnings per common and common
  equivalent share                                 $       0.69 $       0.68
                                                      =========    =========



                                                        Six Months Ended
                                                             June 30,
EARNINGS PER COMMON AND COMMON                          1997         1996
  EQUIVALENT SHARE:                                   ---------    ---------

Income before cumulative effect of
  change in accounting principle                   $    671,605 $    618,253

Cumulative effect of change in
  accounting principle - net of tax                           -       34,158
                                                      ---------    ---------
Net income for per share calculation               $    671,605 $    652,411
                                                      =========    =========
Weighted average common shares
  outstanding                                           481,945      475,929

Incremental shares from assumed
  exercise of stock options                               1,905        1,721
                                                      ---------    ---------
     Total common shares                                483,850      477,650
                                                      =========    =========
Income before cumulative effect of
  change in accounting principle                   $       1.39 $       1.29

Cumulative effect of change in
  accounting principle - net of tax                           -         0.07
                                                      ---------    ---------
Earnings per common and common                     $       1.39 $       1.36
  equivalent share                                    =========    =========

EXHIBIT 11
                    U S WEST COMMUNICATIONS GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                        Three Months Ended
                                                             June 30,
EARNINGS PER COMMON SHARE - ASSUMING                    1997         1996
   FULL DILUTION:                                     ---------    ---------

Net income                                         $    332,235 $    323,958

Interest on Convertible Liquid Yield
  Option Notes (LYONS)                                    3,306        3,137
                                                      ---------    ---------
Adjusted net income for per share
  calculation                                      $    335,541 $    327,095
                                                      =========    =========


Weighted average common shares
  outstanding                                           482,542      476,803

Incremental shares from assumed
  exercise of stock options                               2,562        1,658
Shares issued upon conversion of LYONS                    9,386        9,620
                                                      ---------    ---------
     Total common shares                                494,490      488,081
                                                      =========    =========
Earnings per common share -
  assuming full dilution                           $       0.68 $       0.67
                                                      =========    =========


EXHIBIT 11
                    U S WEST COMMUNICATIONS GROUP
               Computation of Earnings Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                        Six Months Ended
                                                             June 30,
EARNINGS PER COMMON SHARE - ASSUMING                    1997         1996
   FULL DILUTION:                                     ---------    ---------

Income before cumulative effect of
  change in accounting principle                   $    671,605 $    618,253

Interest on Convertible Liquid Yield
  Option Notes (LYONS)                                    6,643        6,299
                                                      ---------    ---------
Adjusted income before cumulative effect
  of change in accounting principle                     678,248      624,552

Cumulative effect of change in
  accounting principle - net of tax                           -       34,158
                                                      ---------    ---------
Adjusted net income for per share
  calculation                                      $    678,248 $    658,710
                                                      =========    =========


Weighted average common shares
  outstanding                                           481,945      475,929

Incremental shares from assumed
  exercise of stock options                               2,635        1,722
Shares issued upon conversion of LYONS                    9,386        9,627
                                                      ---------    ---------
     Total common shares                                493,966      487,278
                                                      =========    =========

Adjusted income before cumulative effect
  of change in accounting principle                $       1.37 $       1.28

Cumulative effect of change in
  accounting principle - net of tax                           -         0.07
                                                      ---------    ---------
Earnings per common share -
  assuming full dilution                           $       1.37 $       1.35
                                                      =========    =========

EXHIBIT 11
                        U S WEST MEDIA GROUP
              Computation of Loss Per Common Share
              (In Thousands, Except Per Share Amounts)

                                                      Three Months Ended
                                                            June 30,
                                                        1997         1996
LOSS PER COMMON SHARE                                ---------    ----------

Loss before extraordinary item                    $    (97,170) $    (10,992)

Extraordinary item:
  Early extinguishment of debt - net
    of tax                                               2,873             -
                                                    ----------    ----------
Net loss                                               (94,297)      (10,992)
Less preferred dividends                                12,642           855
                                                    ----------    ----------
Loss available for common
  share calculation                               $   (106,939) $    (11,847)
                                                    ==========    ==========

Weighted average common shares
  outstanding                                          606,446       473,593
                                                    ==========    ==========


Loss per common share                             $      (0.17) $      (0.03)
                                                    ==========    ==========


EXHIBIT 11
                        U S WEST MEDIA GROUP
               Computation of Loss Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                       Six Months Ended
                                                            June 30,
                                                        1997         1996
LOSS PER COMMON SHARE                                ---------    ----------

Loss before extraordinary item                    $   (206,174) $     (8,075)

Extraordinary item:
  Early extinguishment of debt - net
    of tax                                               2,873             -
                                                    ----------    ----------
Net loss                                              (203,301)       (8,075)
Less preferred dividends                                25,345         1,709
                                                    ----------    ----------
Loss available for common
  share calculation                               $   (228,646) $     (9,784)
                                                    ==========    ==========

Weighted average common shares
  outstanding                                          606,486       473,298
                                                    ==========    ==========



Loss per common share                             $      (0.38) $      (0.02)
                                                    ==========    ==========


EXHIBIT 11
                        U S WEST MEDIA GROUP
              Computation of Loss Per Common Share
              (In Thousands, Except Per Share Amounts)

                                                      Three Months Ended
                                                            June 30,
LOSS PER COMMON AND COMMON                              1997         1996
  EQUIVALENT SHARE:                                  ---------    ----------

Loss before extraordinary item                    $    (97,170) $    (10,992)

Extraordinary item:
  Early extinguishment of debt - net
    of tax                                               2,873             -
                                                    ----------    ----------
Net loss                                               (94,297)      (10,992)
Less preferred dividends                                12,642           855
                                                    ----------    ----------
Loss available for common
  share calculation                               $   (106,939) $    (11,847)
                                                    ==========    ==========

Weighted average common shares
  outstanding                                          606,446       473,593

Incremental shares from assumed
  exercise of stock options                              1,329         1,138
                                                    ----------    ----------
     Total common shares                               607,775       474,731
                                                    ==========    ==========

Loss per common and common
  equivalent share                                $      (0.17) $      (0.03)
                                                    ==========    ==========


EXHIBIT 11
                        U S WEST MEDIA GROUP
              Computation of Loss Per Common Share
              (In Thousands, Except Per Share Amounts)

                                                       Six Months Ended
                                                            June 30,
LOSS PER COMMON AND COMMON                              1997         1996
  EQUIVALENT SHARE:                                  ---------    ----------

Loss before extraordinary item                    $   (206,174) $     (8,075)

Extraordinary item:
  Early extinguishment of debt - net
    of tax                                               2,873             -
                                                    ----------    ----------
Net loss                                              (203,301)       (8,075)
Less preferred dividends                                25,345         1,709
                                                    ----------    ----------
Loss available for common
  share calculation                               $   (228,646) $     (9,784)
                                                    ==========    ==========

Weighted average common shares
  outstanding                                          606,486       473,298

Incremental shares from assumed
  exercise of stock options                              1,317         1,287
                                                    ----------    ----------
     Total common shares                               607,803       474,585
                                                    ==========    ==========

Loss per common and common
  equivalent share                                $      (0.38)$       (0.02)
                                                    ==========    ==========


EXHIBIT 11
                        U S WEST MEDIA GROUP
               Computation of Loss Per Common Share
               (In Thousands, Except Per Share Amounts)

                                                      Three Months Ended
                                                            June 30,
LOSS PER COMMON SHARE - ASSUMING                        1997         1996
   FULL DILUTION: (1)<F1>                            ---------    ----------

Loss before extraordinary item                    $    (97,170) $    (10,992)

Extraordinary item:
  Early extinguishment of debt - net
    of tax                                               2,873             -
                                                    ----------    ----------
Adjusted net loss                                      (94,297)      (10,992)
Less preferred dividends                                12,642           855
                                                    ----------    ----------
Loss available for common
  share calculation                               $   (106,939) $    (11,847)
                                                    ==========    ==========

Weighted average common shares
  outstanding                                          606,446       473,593

Incremental shares from assumed
  exercise of stock options                              1,861         1,137
                                                    ----------    ----------
     Total common shares                               608,307       474,730
                                                    ==========    ==========

Loss per common share - assuming
  full dilution                                   $      (0.18) $      (0.03)
                                                    ==========    ==========

<F1>
(1)  The effects of converting the Liquid Yield Option Notes
     (LYONS) are excluded from the fully diluted earnings per common share calculation due to their anti-dilutive effect.

EXHIBIT 11
                        U S WEST MEDIA GROUP
              Computation of Loss Per Common Share
              (In Thousands, Except Per Share Amounts)

                                                       Six Months Ended
                                                            June 30,
LOSS PER COMMON SHARE - ASSUMING                        1997         1996
   FULL DILUTION: (1)<F1>                            ---------    ----------

Loss before extraordinary item                    $   (206,174) $     (8,075)

Extraordinary item:
  Early extinguishment of debt - net
    of tax                                               2,873             -
                                                    ----------    ----------
Adjusted net loss                                     (203,301)       (8,075)
Less preferred dividends                                25,345         1,709
                                                    ----------    ----------
Loss available for common
  share calculation                               $   (228,646) $     (9,784)
                                                    ==========    ==========

Weighted average common shares
  outstanding                                          606,486       473,298

Incremental shares from assumed
  exercise of stock options                              1,868         1,286
                                                    ----------    ----------
     Total common shares                               608,354       474,584
                                                    ==========    ==========

Loss per common share - assuming
  full dilution                                   $      (0.38) $      (0.02)
                                                    ==========    ==========

<F1>
(1)  The effects of converting the Liquid Yield Option Notes
     (LYONS) are excluded from the fully diluted earnings per common share calculation due to their anti-dilutive effect.
